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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):  APRIL 30, 1999
                                                  -----------------

                             DVI RECEIVABLES CORP.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                   333-68043                  33-0608442
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(State or other            (Commission File Number)         (I.R.S. Employer
jurisdiction of                                          Identification Number)
incorporation or
 organization)

500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA                                           18901
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (215)345-6600
                                                    ----------------


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         (Former name or former address, if changed since last report.)



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Item 7.   Financial Statements and Exhibits

Exhibit 99.1 Servicer Report for month ending April 30, 1999, payment date May 11, 1999


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DVI Delaware Trust 1998-2
                                                  -------------------------
                                                       (Registrant)

                                              By: DVI Receivables Corp.
                                                  Owner of Trust

Dated:  May 18, 1999                          By: /s/ Steven Garfinkel
                                                  --------------------------
                                                  Steven Garfinkel
                                                  Executive Vice President and
                                                  Chief Financial Officer


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